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                  SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549

                                FORM 8-K

                             CURRENT REPORT


                 Pursuant to Section 13 or 15(d) of the

                    Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  December 8, 1995
                                                 -----------------


                     ENVIRODYNE INDUSTRIES, INC.
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       (Exact name of registrant as specified in its charter)


       Delaware                    0-5485          95-2677354
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(State or other jurisdiction     (Commission    (I.R.S. Employer
of incorporation or               File No.)    Identification No.)
organization)

701 Harger Road, Suite 190, Oak Brook, Illinois           60521
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 (Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code: (708) 571-8800

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                       Page 1 of    Pages

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Item 5. - Other Events
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Envirodyne Industries, Inc. (the "Company") issued a press release on December 8, 1995 announcing that it has entered into a
settlement agreement relating to Frank Lumpkin, et al. v.
                                 ------------------------
Envirodyne Industries, Inc.  A copy of the press release is
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attached hereto as an exhibit and is hereby incorporated by reference.


Item 7. - Financial Statements and Exhibits
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  99.1.   Press release dated December 8, 1995.


                           SIGNATURES
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Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               ENVIRODYNE INDUSTRIES, INC.
                               ------------------------------
                               Registrant


                               By:
                                    --------------------------
                                    Stephen M. Schuster
                                    Vice President and
                                      General Counsel

December 13, 1995

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Exhibit No.                Description of Exhibits              Page
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      99.1    Press release dated December 8, 1995.